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                                 AMENDMENT NO. 2
                                       TO
                        RESTRICTED STOCK AWARD AGREEMENT


     THIS Amendment (the "Amendment"), dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated May 8, 2003, is entered into between Jarden Corporation, a Delaware corporation (the "Company") and Ian G. H. Ashken (the "Employee").

WITNESSETH:

     WHEREAS, the Employee and the Company are parties to that certain Restricted Stock Award Agreement dated May 8, 2003 (the "Agreement"); and

     WHEREAS, the parties mutually desire to amend the Agreement on the terms and conditions set forth more fully below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the Company and the Employee hereby agree as follows:

     1. Section 2.a.(i) of the Agreement is hereby amended and restated to read as follows:

     "(i) the earlier to occur of (A) the date that the per share stock price of the Common Stock equals or exceeds forty-two dollars ($42.00), subject to adjustment pursuant to Section 18.4 of the Plan or as otherwise mutually agreed in writing between the parties, or (B) the date that the annualized revenues of the Company exceed eight hundred million dollars ($800,000,000) (for purposes of clarity, the term "stock price" in (A) above means the closing stock price of the Common Stock); or"

     2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                                           JARDEN CORPORATION


                                           By:  /s/ Martin E. Franklin
                                              -----------------------------
                                              Name:  Martin E. Franklin
                                              Title: Chairman and
                                                     Chief Executive Officer

                                            /s/ Ian G. H. Ashken
                                           --------------------------------
                                           Ian G. H. Ashken